UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2013

O’DONNELL STRATEGIC INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-170173	27-3648243
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 San Joaquin Plaza, Suite 160

Newport Beach, California 92660

(Address of principal executive offices)

(949) 718-9898

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 29, 2013, O’Donnell Strategic Industrial REIT, Inc. (the “Company”), through OD Flowers Tampa, LLC, a wholly owned subsidiary of O’Donnell Strategic Industrial REIT Operating Partnership, LP, the Company’s operating partnership, completed the disposition of 100% of the interest in a 12,160 square foot build-to-suit industrial facility, located in Tampa, Florida (the “Florida Property”), for a sale price of $1,800,000, less closing costs. The purchaser of the Florida Property, BRPROP FL TAMPA 1930, LLC, is not affiliated with the Company, O’Donnell Strategic Industrial Advisors, LLC, the Company’s advisor, or its respective affiliates.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In connection with the disposition of the Florida Property, the Company repaid the outstanding principal and interest on the Florida Property to USAMERIBANK in the aggregate amount of $1,027,555 (the “Florida Loan”).

Item 8.01	Other Events.

Litigation Against SC Distributors, LLC and its Affiliates

As previously disclosed, the Company terminated the offering of shares covered by its Registration Statement on Form S-11 (Commission File No. 333-170173) (the “Registration Statement”) effective as of the close of business May 30, 2013 and de-registered the remaining shares which were previously registered under the Registration Statement and remained unsold as of the close of business May 30, 2013.

On June 26, 2013, the Company, its sponsor O’Donnell REIT Advisor, LLC, and its advisor O’Donnell Strategic Industrial Advisors, LLC filed a complaint in the Superior Court of California, County of Orange, case number 30-2013-00658547-CU-BC-CJC, against the Company’s former dealer manager SC Distributors, LLC, Strategic Capital Advisory Services, LLC, and two principals of SC Distributors and Strategic Capital Advisory Services (collectively, the “Defendants”). The complaint states causes of action for breach of contract, fraud, breach of fiduciary duty, and declaratory relief, and seeks monetary damages and declaratory relief. Defendants dispute the allegations in the complaint. Defendants filed a motion to compel arbitration on August 26, 2013. The Company has filed an opposition to the motion to compel arbitration. The court has not yet ruled on the motion to compel arbitration.

At present time, the Company is unable to provide an evaluation of the likelihood of a favorable or an unfavorable outcome of the lawsuit, or the amount or range of potential recovery by the Company, if any, based on the lawsuit.

This report contains forward-looking statements within the meaning of federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on April 1, 2013, and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’Donnell Strategic Industrial REIT, Inc.

	By:	/s/ Douglas D. O’Donnell
Date: October 15, 2013	Name:	Douglas D. O’Donnell
	Title:	Chief Executive Officer